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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2004

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

      NEW JERSEY                   0-19777                     22-3103129
   (State or other                                            (IRS Employer
   jurisdiction of               (Commission                 Identification
    incorporation)               File Number)                    Number)

                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

         DUSA Pharmaceuticals, Inc. ( "DUSA") issued a press release on February 12, 2004 attached to and made part of this report, reporting DUSA's activities at the American Academy of Dermatology meeting in Washington, D.C. on February 6-11, 2004.

         Except for historical information, this report contains certain forward-looking statements that involve known and unknown risks and uncertainties, which may cause actual results to differ materially and adversely from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to DUSA's intention to maintain momentum and expectations of being represented at numerous medical society and educational meetings throughout the year. Such risks and uncertainties include, but are not limited to, decisions by third-parties to sponsor such meetings, continued regulatory approval of DUSA's products, clinical trial results, and other risks identified in DUSA's Securities and Exchange Commission filings from time to time.

ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

[99] Press Release dated February 12, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DUSA PHARMACEUTICALS, INC.

Dated: February 12, 2004              By:        /s/ D. Geoffrey Shulman
                                          --------------------------------------
                                          D. Geoffrey Shulman, MD, FRCPC
                                          President, Chief Executive Officer